Exhibit 99.2
THIRD QUARTER 2024

2 FORWARD-LOOKING STATEMENTS Please note that in this presentation we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to, potential legal, reputational, operational and financial effects on the Company resulting from the cybersecurity incident that the Company reported in July 2024 and/or future cybersecurity incidents on the Company’s business, operations and financial results as well as the effectiveness of the Company’s response and mitigation efforts to any such cybersecurity incidents, as well as those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10-K, and/or Quarterly Reports on Form 10-Q, as well as in the Company’s Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward- looking statements to reflect events or circumstances after the date of this presentation. 2

TODAY’S PRESENTERS 4 BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer WARREN KANDERS Chief Executive Officer and Chairman of the Board

4 AGENDA • Q3 Highlights • Business Overview • Financial Summary • Full Year Outlook • Conclusion and Q&A

5 CONTINUED EXECUTION IN Q3 Cadre continues to deliver on strategic objectives and capitalize on favorable market trends driving strong demand for mission-critical safety equipment Pricing Growth: ✓ Exceeded target Q3 Mix: − Neutral mix in the quarter Orders Backlog: ✓ Sequentially, backlog increased $21M, excluding Alpha Safety and ICOR Healthy M&A Funnel: ✓ Continuing to actively evaluate pipeline of opportunities Returned Capital to Shareholders: ✓ Declared twelfth consecutive quarterly dividend Commentary:

6 LONG-TERM INDUSTRY TAILWINDS SUPPORTING SUSTAINABLE GROWTH OPPORTUNITY Public Safety Tailwinds Nuclear Safety Tailwinds Environmental Safety: Growing DoE environmental liability across multiple sites requiring remediation spend spanning 60+ years National Security: Expanding national defense programs drive consistent and growing demand Nuclear Energy: Increasing global demand for sustainable and clean energy driving investment in nuclear energy, including next gen reactors European leaders continue to advocate for significant increases in defense budgets Police protection expenditures have continued to trend upward even during previous financial and industrial recessions Major US cities continue to increase police budgets

7 • Police protection expenditures remain stable • Demand for EOD products after global conflicts de-escalate will lead to future opportunities • Continued solid demand for Cadre’s products in Q3 • Successful new product launches across many of our categories continue to generate positive feedback from customers and are tracking well North American Law Enforcement Geopolitical Landscape Consumer New Products/ Innovation LATEST MARKET TRENDS

8 KEY M&A CRITERIA Business Financial Market Leading market position Cost structure where material > labor High cost of substitution Leading and defensible technology Mission -critical to customer Strong brand recognition Recurring revenue profile Asset -light Attractive ROIC Niche market No large -cap competition Resiliency through market cycles

9 Q3 Financial Results

10 1. A non-GAAP financial measure. See slide 20 for definitions and reconciliations to the nearest GAAP measures 2. Includes 225 bps of cost related to amortization of inventory step up and intangibles • Q3 results reflect short-term financial impacts from cybersecurity incidents THIRD QUARTER 2024 HIGHLIGHTS Q3 2024 Q2 2024 Q3 2023 NET SALES $109.4M $144.3M $125.1M GROSS MARGIN 36.6%2 40.6%3 42.8% NET INCOME $3.7M / $0.09 per diluted share $12.6M / $0.31 per diluted share $11.0M / $0.29 per diluted share ADJUSTED EBITDA 1 $13.5M $28.3M $23.7M ADJUSTED EBITDA MARGIN 1 12.4% 19.6% 19.0%

11 NET SALES AND ADJUSTED EBITDA GROWTH 1. A non-GAAP financial measure. See slide 20 for definitions and reconciliations to the nearest GAAP measures NET SALES ($MM) $0.0 $357.9M 3Q23 FY 2022 $457.8M 2022 2023 2024E FY 2023 $482.5M ADJ. EBITDA1 ($MM) $65.1M 3Q23 2022 2023 2024E FY 2024 Guidance Range $560M to $571M FY 2024 Guidance Range $101M to $107M % CAGR 11.1% % Y/Y GROWTH 17.2% at guidance midpoint % CAGR 17.2% % Y/Y GROWTH 21.2% at guidance midpoint $391.6M 3Q24 $66.3M 3Q24 FY 2022 $75.7M FY 2023 $85.8M

12 Q3 2024 CAPITAL STRUCTURE 1. Non-GAAP financial measures. See slide 20 for definitions and reconciliations to the nearest GAAPmeasures September 30, 2024 (in thousands) Cash and cash equivalents $ 92,989 Debt: Revolver $ — Current portion of long-term debt 13,134 Long-term debt 196,399 Capitalized discount/issuance costs (1,450) Total debt, net $ 208,083 Net debt (Total debt net of cash) $ 115,094 Total debt / Adj. EBITDA(1) 2.4 Net debt / Adj. EBITDA(1) 1.3 LTM Adj. EBITDA(1) $ 87,025

13 2024 MANAGEMENT OUTLOOK 2024 GUIDANCE NET SALES $560M to $571M ADJ. EBITDA $101M to $107M CAPITAL EXPENDITURES $6M to $8M 1. A non-GAAP financial measure. See slide 20 for definitions and reconciliations to the nearest GAAP measures

CONCLUSION 14 Execution in line with strategic objectives in Q3 Ongoing implementation of Cadre operating model Committed to improving gross and Adj. EBITDA margins Capitalizing on strong macro tailwinds driving demand and visibility for Cadre's mission-critical products Continuously focused on M&A opportunities

15 APPENDIX

16 BALANCE SHEET UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) September 30, 2024 December 31, 2023 Assets Current assets Cash and cash equivalents $ 92,989 $ 87,691 Accounts receivable, net of allowance for doubtful accounts of $1,317 and $635, respectively 69,432 58,360 Inventories 99,583 80,976 Prepaid expenses 15,603 11,930 Other current assets 8,305 6,886 Total current assets 285,912 245,843 Property and equipment, net of accumulated depreciation and amortization of $53,098 and $50,968, respectively 46,221 44,647 Operating lease assets 16,922 6,554 Deferred tax assets, net 3,870 4,004 Intangible assets, net 111,024 43,472 Goodwill 148,944 81,667 Other assets 3,722 4,992 Total assets $ 616,615 $ 431,179 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 27,565 $ 28,418 Accrued liabilities 47,241 44,524 Income tax payable 7,141 9,944 Current portion of long-term debt 13,134 12,320 Total current liabilities 95,081 95,206 Long-term debt 194,949 127,812 Long-term operating lease liabilities 12,032 3,186 Deferred tax liabilities 8,782 4,843 Other liabilities 5,490 2,970 Total liabilities 316,334 234,017 Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of September 30, 2024 and December 31, 2023) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 40,607,988 and 37,587,436 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively) 4 4 Additional paid-in capital 304,707 212,630 Accumulated other comprehensive (loss) income (1,079) 634 Accumulated deficit (3,351) (16,106) Total shareholders’ equity 300,281 197,162 Total liabilities, mezzanine equity and shareholders' equity $ 616,615 $ 431,179

17 STATEMENT OF OPERATIONS UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Net sales $ 109,408 $ 125,114 $ 391,577 $ 357,949 Cost of goods sold 69,392 71,511 235,283 206,981 Gross profit 40,016 53,603 156,294 150,968 Operating expenses Selling, general and administrative 33,981 36,314 113,277 105,615 Restructuring and transaction costs 515 439 3,621 1,132 Related party expense 94 116 2,038 379 Total operating expenses 34,590 36,869 118,936 107,126 Operating income 5,426 16,734 37,358 43,842 Other expense Interest expense (1,991) (1,073) (5,631) (3,727) Other income (expense), net 1,555 (315) (225) 395 Total other expense, net (436) (1,388) (5,856) (3,332) Income before provision for income taxes 4,990 15,346 31,502 40,510 Provision for income taxes (1,335) (4,293) (8,352) (11,463) Net income $ 3,655 $ 11,053 $ 23,150 $ 29,047 Net income per share: Basic $ 0.09 $ 0.29 $ 0.58 $ 0.77 Diluted $ 0.09 $ 0.29 $ 0.58 $ 0.77 Weighted average shares outstanding: Basic 40,607,988 37,586,031 39,723,702 37,515,976 Diluted 40,949,461 37,930,888 40,118,729 37,830,790

18 STATEMENT OF CASH FLOWS UNAUDITED (IN THOUSANDS) Nine Months Ended September 30, 2024 2023 Cash Flows From Operating Activities: Net income $ 23,150 $ 29,047 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 12,325 12,385 Amortization of original issue discount and debt issue costs 787 359 Amortization of inventory step-up 3,851 — Deferred income taxes (11,627) 1,317 Stock-based compensation 6,255 7,060 Remeasurement of contingent consideration 685 — Provision for losses on accounts receivable 757 37 Foreign exchange gain (788) (243) Other loss (gain) 355 (394) Changes in operating assets and liabilities, net of impact of acquisitions: Accounts receivable 162 3,429 Inventories (2,589) (12,229) Prepaid expenses and other assets (4,161) (3,131) Accounts payable and other liabilities (21,096) 8,623 Net cash provided by operating activities 8,066 46,260 Cash Flows From Investing Activities: Purchase of property and equipment (4,381) (4,248) Proceeds from disposition of property and equipment 74 206 Business acquisitions, net of cash acquired (141,813) — Net cash used in investing activities (146,120) (4,042) Continued on next slide

19 STATEMENT OF CASH FLOWS - CONTINUED UNAUDITED (IN THOUSANDS) Nine Months Ended September 30, 2024 2023 Cash Flows From Financing Activities: Proceeds from revolving credit facilities 5,500 — Principal payments on revolving credit facilities (5,500) — Proceeds from term loans 80,000 — Principal payments on term loans (9,562) (7,500) Proceeds from insurance premium financing — 3,949 Principal payments on insurance premium financing (2,187) (2,909) Payments for debt issuance costs (844) — Taxes paid in connection with employee stock transactions (5,311) (2,725) Proceeds from secondary offering, net of underwriter discounts 91,776 — Deferred offering costs (683) — Dividends distributed (10,395) (8,999) Other 37 — Net cash provided by (used in) financing activities 142,831 (18,184) Effect of foreign exchange rates on cash and cash equivalents 521 92 Change in cash and cash equivalents 5,298 24,126 Cash and cash equivalents, beginning of period 87,691 45,286 Cash and cash equivalents, end of period $ 92,989 $ 69,412 Supplemental Disclosure of Cash Flows Information: Cash paid for income taxes, net $ 22,761 $ 7,923 Cash paid for interest $ 10,523 $ 7,389 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 112 $ 24

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Year ended December 31, 2023	Three Months Ended June 30, 2024	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023	Last Twelve Months September 30, 2024
Net income	$ 38,641	$ 12,567	$ 3,655	$ 11,053	$ 23,150	$ 29,047	$ 32,744
Add back:							
Depreciation and amortization	15,737	4,620	3,763	4,165	12,325	12,385	15,677
Interest expense	4,531	2,003	1,991	1,073	5,631	3,727	6,435
Provision for income taxes	14,283	5,047	1,335	4,293	8,352	11,463	11,172
EBITDA	**$ 73,192**	**$ 24,237**	**$ 10,744**	**$ 20,584**	**$ 49,458**	**$ 56,622**	**$ 66,028**
Add back:							
Restructuring and transaction costs[1]	3,192	19	515	439	5,371	1,132	7,431
Other general income[2]	(92)	—	—	—	—	—	(92)
Other (income) expense, net[3]	(936)	336	(1,555)	315	225	(395)	(316)
Stock-based compensation expense[4]	9,368	2,084	2,104	2,208	6,255	7,060	8,563
Stock-based compensation payroll tax expense[5]	234	48	—	—	441	220	455
LTIP bonus[6]	860	(1)	—	185	49	489	420
Amortization of inventory step-up[7]	—	1,541	1,541	—	3,851	—	3,851
Contingent consideration expense[8]	—	58	176	—	685	—	685
Adjusted EBITDA	**$ 85,818**	**$ 28,322**	**$ 13,525**	**$ 23,731**	**$ 66,335**	**$ 65,128**	**$ 87,025**
Adjusted EBITDA margin[9]	**16.5 %**	**19.6 %**	**12.4 %**	**19.0 %**	**16.9 %**	**18.2 %**	

1. Reflects the "Restructuring and transaction costs" line item on our consolidated statement of operations, which primarily includes transaction costs composed of legal and consulting fees. In addition, this line item reflects a $1.0 million transaction fee payable to Kanders & Company, Inc. for services related to the acquisition of ICOR that was accrued for during the year ended December 31, 2023 and a $1.8 million transaction fee paid to Kanders & Company, Inc. for services related to the acquisition of Alpha Safety for the nine months ended September 30, 2024, which are included in related party expense in the Company's consolidated statements of operations. Kanders & Company, Inc. is a company controlled by Warren B. Kanders, our Chairman of the Board and Chief Executive Officer.
2. Reflects gains from long-lived asset sales.
3. Reflects the "Other income (expense), net" line item on our consolidated statements of operations and primarily includes gains and losses due to fluctuations in foreign currency exchange rates.
4. Reflects compensation expense related to equity and liability classified stock-based compensation plans.
5. Reflects payroll taxes associated with vested stock-based compensation awards.
6. Reflects the cost of a cash-based long-term incentive plan awarded to employees that vests over three years.
7. Reflects amortization expense related to the step-up inventory adjustment recorded as a result of our recent acquisitions.
8. Reflects contingent consideration expense related to the acquisition of ICOR.
9. Reflects Adjusted EBITDA / Net sales for the relevant periods.

CADRE HOLDINGS

20

21 USE OF NON-GAAP MEASURES The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The presentation contains the non-GAAP measures: (i) earnings before interest, taxes, other income or expense, depreciation and amortization (“EBITDA”), (ii) adjusted EBITDA, (iii) adjusted EBITDA margin and (iv) last twelve months adjusted EBITDA. The Company believes the presentation of these non-GAAP measures provides useful information for the understanding of its ongoing operations and enables investors to focus on period- over-period operating performance, and thereby enhances the user’s overall understanding of the Company’s current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures within this presentation. We do not provide a reconciliation of the non-GAAP guidance measure Adjusted EBITDA for the fiscal year 2024 to net income for the fiscal year 2024, the most comparable GAAP financial measure, due to the inherent difficulty of forecasting certain types of expenses and gains, without unreasonable effort, which affect net income but not Adjusted EBITDA. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies.